SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
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     Date of Report (date of earliest event reported): January 20, 1995



                                  VIACOM INC.
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          (Exact name of registrant as specified in its charter)



 Delaware                  1-9553                        04-2949533
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(State or other         (Commission                      (IRS Employer
 jurisdiction of         File Number)                     Identification No.)
 incorporation)


  1515 Broadway, New York, New York                               10036
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 258-6000
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Item 5. Other Events.
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     On January 20, 1995, Viacom Inc. ("Viacom"),  RCS Pacific,  L.P., a limited partnership of which Mitgo Corp., a company wholly owned by Frank Washington, is the general partner, and InterMedia Partners IV, L.P., a limited partnership (of which InterMedia Capital Management IV, L.P. is the general partner) is the limited partner, entered into an agreement, dated as of January 20, 1995, providing for the sale of Viacom's cable television systems serving 1.1 million customers to RCS Pacific, L.P., for approximately $2.3 billion in cash, $600 million of which may be payable in secured short term debt.

     Consummation of the transaction is subject to certain customary conditions, including among other things, (i) approvals of local franchise authorities, (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and (iii) receipt of a tax certificate from the Federal Communications Commission.

     A copy of the press release by Viacom, dated January 20, 1995, relating to the above-described transaction is attached hereto as Exhibit 99.1 and is incorporated by reference.

     Viacom and Tele-Communications, Inc. ("TCI") have agreed to settle the antitrust action commenced by Viacom's wholly owned subsidiary, Viacom International Inc., on September 23, 1993 against TCI and certain of TCI's affiliates in the District Court for the Southern District of New York (Viacom International Inc. v. Tele-Communications, Inc., et. al., Case No. 93 Civ. 6658
(LAP)), subject to certain conditions, including, among other things, the effectiveness of a new affiliation agreement covering TCI's long-term carriage of Showtime and The Movie Channel and the consummation of the transaction described above.

Item 7.         Financial Statements and Exhibits.
                ---------------------------------

     (c) The following exhibits are filed as part of this report on Form 8-K:


Exhibit 99.1    Press release by Viacom Inc., dated January 20, 1995



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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VIACOM INC.



Date:  January 23, 1995                   By:  /s/ Michael D. Fricklas
                                             ----------------------------------
                                             Name:  Michael D. Fricklas
                                             Title: Senior Vice President,
                                                    Deputy General Counsel





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                                 EXHIBIT INDEX

Exhibit No.             Description                                     Page

Exhibit 99.1    Press Release by Viacom Inc. dated
                January 20, 1995